UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 10, 2019

ECHOSTAR CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-33807		26-1232727
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

100 INVERNESS TERRACE E.,	ENGLEWOOD,	Colorado	80112
(Address of principal executive offices)			(Zip Code)

(303) 706-4000
(Registrant’s telephone number, including area code)

HUGHES SATELLITE SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	333-179121		45-0897865
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

100 INVERNESS TERRACE E.,	ENGLEWOOD,	Colorado	80112
(Address of principal executive offices)			(Zip Code)

(303) 706-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	SATS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed, on May 19, 2019, EchoStar Corporation (“EchoStar”) entered into a Master Transaction Agreement (the “Master Transaction Agreement”) with DISH Network Corporation, a Nevada corporation (“DISH”), BSS Merger Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of DISH (“Merger Sub”), and EchoStar BSS Corporation, a Delaware corporation and a wholly-owned subsidiary of EchoStar (“Newco”), pursuant to which EchoStar agreed to spin off to DISH the portion of its business that manages, markets and provides (i) broadcast satellite services primarily to DISH, Dish Mexico, S. de R.L. de C.V. and their respective subsidiaries and (ii) telemetry, tracking and control services to satellites owned by DISH and a portion of EchoStar’s other businesses, and certain related assets and business operations (the “BSS Business”). The transaction is structured in a manner intended to be tax-free to EchoStar and its stockholders.

On September 10, 2019, EchoStar and certain of its subsidiaries completed a series of internal reorganization steps which resulted in the transfer of the BSS Business to Newco and the subsequent spin-off of the BSS Business. In connection with the spin-off of the BSS Business, EchoStar distributed to each holder of shares of Class A or Class B common stock of EchoStar (together, the “EchoStar Common Stock”) who was entitled to receive the consideration in the transaction a number of shares of common stock, par value $0.001 per share, of Newco (the “Newco Common Stock”) equal to one share of Newco Common Stock for each share of EchoStar Common Stock held by each such EchoStar stockholder (the “Distribution”). Immediately following the Distribution, Merger Sub merged with and into BSS Corporation (the “Merger”), with Newco holding and operating the BSS Business and continuing as a wholly-owned subsidiary of DISH. As a result of the Merger, each share of Newco Common Stock held by each EchoStar stockholder who was entitled to receive the consideration in the transaction was converted into the right to receive 0.23523769 of a share of DISH Class A common stock. No fractional shares of DISH Class A common stock were issued in the Merger, and instead, EchoStar stockholders who were entitled to receive the consideration in the transaction will receive cash in lieu of any fractional shares of DISH Class A common stock.

In connection with the Merger, EchoStar and DISH and certain of their subsidiaries have (i) entered into certain customary agreements covering, among other things, matters relating to taxes, employees, intellectual property and the provision of transitional services, (ii) terminated certain previously existing agreements, and (iii) amended certain existing agreements and entered into certain new agreements pursuant to which EchoStar and DISH will obtain and provide certain products, services and rights from and to each other.

A substantial majority of the voting power of EchoStar and DISH is owned by Charles W. Ergen, who serves as Chairman of both EchoStar and DISH, and by certain entities established by Mr. Ergen for the benefit of his family. In addition, EchoStar and DISH and their respective subsidiaries are parties to certain agreements pursuant to which the two companies obtain certain products, services and rights from each other. For more information, see Note 17 to the consolidated financial statements in our most recent Quarterly Report on Form 10-Q.

Item 7.01. Regulation FD Disclosure.

On September 10, 2019, EchoStar issued a press release announcing completion of the Distribution and the Merger. A copy of that press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.
The information contained in this Item 7.01 is being furnished and shall not be deemed “filed” with the SEC or otherwise incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This document and any exhibits hereto may contain statements that are forward looking, as that term is defined by the Private Securities Litigation Reform Act of 1995. These forward looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this report, the words “believe,” “anticipate,” “estimate,” “expect,” “intend,” “project,” “plans,” and similar expressions and the use of future dates are intended to identify forward looking statements. Although management believes that the expectations reflected in these forward looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. The forward looking statements may include those regarding any matter set forth in this document or any of the exhibits incorporated herein. These forward looking statements involve risks and uncertainties that could cause actual results to differ materially from those predicted in any such forward looking statements. Such factors include, but are not limited to, adverse effects on the market price of DISH’s Class A common stock, adverse effects on the market price of EchoStar’s Class A common stock and on EchoStar’s operating results for any reason, including, without limitation, because of a failure to realize the expected benefits of a transaction, significant transaction costs and/or unknown liabilities, any lawsuits filed in connection with a transaction and general economic and business conditions that affect EchoStar or DISH following the transaction. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements are subject to certain risks, uncertainties, and assumptions. For additional information on these and other factors that could affect EchoStar’s forward looking statements, see EchoStar’s filings with the SEC, including EchoStar’s most recently filed Annual Report on Form 10-K for the year ended December 31, 2018 and subsequent Quarterly Reports on Form 10-Q and other documents EchoStar files with the SEC from time to time. The forward looking statements speak only as of the date made, and EchoStar expressly disclaims any obligation to update these forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 99.1	Press release dated September 10, 2019 issued by EchoStar Corporation.*
Exhibit 104	The cover page from EchoStar Corporation’s Current Report on Form 8-K, formatted in Inline XBRL.

* Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR CORPORATION

HUGHES SATELLITE SYSTEMS CORPORATION

Date: September 10, 2019	By:	/s/ Dean A. Manson
Dean A. Manson
Executive Vice President, General Counsel and Secretary